Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Valaris Limited (the "Company") on Form 10-Q for the period ending June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anton Dibowitz, Director, President and Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (the "Act"), that, to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anton Dibowitz
Anton Dibowitz Director, President and Chief Executive Officer
July 31, 2025

    The foregoing certification is being furnished solely pursuant to § 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.